United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 5, 2003

Selective Insurance Group, Inc.
(Exact name of registrant as specified in its charter)

          New Jersey

	0-8641	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer No.)

                          40 Wantage Avenue, Branchville, New Jersey 07890

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(973) 948-3000

n/a
(Former name or former address, if changed since last report.)

Item 7.      Exhibits

(c) 99.1  Press Release of Selective Insurance Group, Inc. dated August 5, 2003.

Item 12.      Results of Operations and Financial Condition

On August 5, 2003, Selective Insurance Group, Inc. (the “Company”) issued a press release announcing second quarter 2003 results.  The press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12 to this Report on Form 8-K.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        SELECTIVE INSURANCE GROUP, INC.

                                                                                       (Registrant)

Date:  August 5, 2003

By: /s/ Michele N. Schumacher

Name:  Michele N. Schumacher, Esq.

Title:  Vice President, Corporate Counsel & Corporate Governance Officer

EXHIBIT INDEX

Exhibit No.                     Description

99.1                                                      Press Release dated August 5, 2003.